UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 22, 2016

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of Principal Executive Offices) (Zip Code)

(678) 620-3186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Common Stock Issuance

On December 22, 2016 and December 28, 2016, Galectin Therapeutics, Inc. (the “Company”) entered into Subscription Agreements (the “Subscription Agreements”) with certain purchasers identified on the signature pages thereto (the “Purchasers”). Pursuant to the Subscription Agreements, the Company completed private placements of common stock, par value $0.001 per share (“Common Stock”) and warrants to purchase Common Stock (the “Common Stock Warrants”) to accredited investors. The Company issued (i) 1,954,939 shares of Common Stock and Common Stock Warrants to purchase 1,466,204 shares of Common Stock at $5 per share on December 22, 2016, to a single investor in exchange for an aggregate purchase price of $2,000,000 and (ii) 859,291 shares of Common Stock and Common Stock Warrants to purchase 644,468 shares of Common Stock at $5 per share on December 28, 2016, to multiple investors in exchange for an aggregate purchase price of $1,000,000. For each of the issuances, the price for a unit of one share of Common Stock and a Common Stock Warrants to acquire 0.75 for each share of Common Stock was equal to the most recent closing price of a share of the Company’s common stock plus $0.09375.

Pursuant to the Subscription Agreements, the Company has agreed that within 90 days of the final closing it will register for resale the shares of Common Stock sold to the Purchasers as well as the shares of Common Stock issuable upon exercise of the Common Stock Warrants.

Each Common Stock Warrant is exercisable at $5.00 per share of Common Stock at any time after the date that is six months after issuance until the seventh anniversary of the respective issue date.

The issuances of Common Stock and Common Stock Warrants, including the issuance of shares of Common Stock upon exercise of the Common Stock Warrants, as described above were and will be, issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Upon issuance the shares of Common Stock and Common Stock Warrants were not registered under the Securities Act of 1933, as amended, and will be “restricted securities” as such term is defined by Rule 144 under the Securities Act.

The foregoing description of the Subscription Agreements and the warrants is not complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement and form of Common Stock Warrant, copies of each of which is filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Series B-3 Convertible Preferred Stock Transaction

In a separate transaction, on December 23, 2016, the Company and 10X Fund, L.P., a Delaware limited partnership (“10X Fund”) entered into that certain Second Amendment to Securities Purchase Agreement (the “First Amendment”), which amended that certain Securities Purchase Agreement, dated September 22, 2016, as amended (the “Purchase Agreement”). Pursuant to the Second Amendment, the Company and 10X Fund agreed to extend the Final Purchase Date, as defined under the Purchase Agreement. Additionally, the Company has agreed to issue and sell to 10X Fund, and 10X Fund has agreed to purchase from the Company an additional 1,008,000 shares of the Company’s Series B-3 Convertible Preferred Stock (the “Series B-3 Preferred Stock”) with an aggregate stated value of $1,008,000 million. Each share of Series B-3 Preferred Stock sold in this issuance is convertible into such number of shares of the Company’s Common Stock determined by dividing (A) $1.00 plus any accrued but unpaid dividends by (B) $1.12375, and (ii) warrants to purchase 0.75 shares of Common Stock for every share of Common Stock into which the Series B-3 Preferred Stock is convertible (the “Series B-3 Warrants”) at $3.00 per share. The terms and conditions of the Series B-3 Preferred Stock are more fully described in the Company’s Current Report on Form 8-K, filed on September 27, 2016.

The foregoing description of the Series B-3 Warrants is not complete and is qualified in its entirety by reference to the full text of the form of Series B-3 Warrants, a copy of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 27, 2016, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this report is incorporated by reference into this Item 3.02.

In addition to the issuances described in Item 1.01 of this report, pursuant to the terms of that certain Lock-Up Agreement, dated September 22, 2016, between the Company and 10X Fund (the “Lock-Up Agreement”), as such agreement is more fully described in the Company’s Current Report on Form 8-K, filed on September 27, 2016, on December 27, 2016, the Company issued to 10X Fund warrants to purchase up to 84,000 shares of Common Stock in connection with sales of B-3 Preferred Stock, determined by multiplying 500,000 shares by a fraction, the numerator of which is $1,008,000 (i.e., the aggregate purchase price paid to the Company in the sale of Series B-3 Preferred Stock) and the denominator of which is $6,000,000.

Additionally, pursuant to the terms of the Purchase Agreement, as additional consideration for the lock-up described in the Lock-Up Agreement, the Company issued to 10X Fund warrants to purchase 168,033 shares of Common Stock, determined by multiplying 0.1667 times $1,008,000 (i.e., the purchase price paid for the Series B-3 Preferred Stock) (collectively, such warrants together with the warrants issuable pursuant to the Lock-Up Agreement, the “Lock-Up Warrants”). The Lock-Up Warrants are exercisable at $3.00 per share of Common Stock.

The foregoing description of the Lock-Up Warrants is not complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Warrants, a copy of which is filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on September 27, 2016, and is incorporated herein by reference.

The issuance of shares of Common Stock, the Common Stock Warrants, the Series B-3 Warrants and the Lock-Up Warrants described above were made in reliance upon the exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The shares of Common Stock issued and the shares of Common Stock issuable upon exercise of the Common Stock Warrants, the Series B-3 Warrants and the Lock-Up Warrants and upon conversion of the Series B-3 Preferred Stock and were not or will not be registered under the Act and will be “restricted securities” as such term is defined by Rule 144 under the Securities Act.

Item 8.01 Other Events

On December 29, 2016, the Company issued news releases describing the private placements. A copy of the Company’s press release is attached as Exhibits 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

4.1	Form of Common Stock Purchase Warrant

10.1	Form of Subscription Agreement

10.2	Second Amendment to Securities Purchase Agreement, dated December 27, 2016

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/S/ Jack W. Callicutt
Name: Jack W. Callicutt
Title: Chief Financial Officer

Date: December 29, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

4.1	Form of Common Stock Purchase Warrant

10.1	Form of Subscription Agreement

10.2	Second Amendment to Securities Purchase Agreement, dated December 23, 2016

99.1	Press Release